UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8–K

Current Report Filed Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): September 6, 2001

Enchira Biotechnology Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-21130	04-3078857

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 Research Forest Drive The Woodlands, Texas 77381

(Address of principal executive offices and zip code)

(281) 364-6100

(Registrant’s telephone number, including area code)

Item 5. Other Events

             On September 6, 2001, Enchira Biotechnology Corporation (the “Company”) issued a press release announcing that it had repurchased shares of its common stock from one of its stockholders in a negotiated transaction.

             The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Exhibits

             Exhibit 99.1       — Press Release

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enchira Biotechnology Corporation
Date:	September 6, 2001
		By:	/s/ Paul G. Brown, III

Paul G. Brown, III
Vice President, Finance and Administration and Chief Financial Officer